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                                                                    EXHIBIT 10.8

                             AMENDED AND RESTATED
                             OCEAN FINANCIAL CORP.
                              1997 INCENTIVE PLAN

          The Amended and Restated Ocean Financial Corp. 1997 Incentive Plan (the "Plan") is effective as of October 21, 1998 and reflects certain amendments to the provisions of the Ocean Financial Corp. 1997 Incentive Plan, which was effective February 4, 1997.

1.        DEFINITIONS.
          -----------

          (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Holding Company is a member or (ii) an unincorporated trade or business which is under common control with the Holding Company as determined in accordance with Section 414(c) of the Code and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

          (b) "Alternate Option Payment Mechanism" refers to one of several methods available to a Participant to fund the exercise of a stock option set out in Section 11 hereof. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

          (c) "Award" means a grant of one or some combination of one or more Non-statutory Stock Options, Incentive Stock Options and Stock Awards under the provisions of this Plan.

          (d)    "Bank" means Ocean Federal Savings Bank.

          (e) "Board of Directors" or "Board" means the board of directors of the Holding Company or the Bank and directors emeritus of the Holding Company or the Bank.

          (f) "Change in Control" means a change in control of the Bank or Holding Company of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) results in a Change in Control within the meaning of the Home Owners' Loan Act of 1933, as amended ("HOLA") and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under such rules and regulations the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board of Directors of the Holding Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the

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Bank or the Holding Company or similar transaction occurs in which the Bank or
Holding Company is not the resulting entity; or (D) after a solicitation of shareholders of the Holding Company, by someone other than current management of the Holding Company, stockholders approve a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan would be exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company; or
(E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company and such offer is successful.

          (g)    "Code" means the Internal Revenue Code of 1986, as amended.

          (h) "Committee" means a committee consisting of the entire Board of Directors or consisting solely of two or more members of the Board of Directors who are defined as Non-Employee Directors as such term is defined under Rule 16b-3(b)(3)(i) under the Exchange Act as promulgated by the Securities and Exchange Commission.

          (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share or any stock exchanged for shares of Common Stock pursuant to Section 15 hereof.

          (j)    "Date of Grant" means the effective date of an Award.

          (k) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him or, in the case of a Director, to serve on the Board. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

          (l) "Effective Date" means February 4, 1997, the effective date of the Plan.

          (m) "Employee" means any person who is currently employed by the Holding Company or an Affiliate, including officers, but such term shall not include Outside Directors.

          (n) "Employee Participant" means an Employee who holds an outstanding Award under the terms of the Plan.

          (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (p) "Exercise Price" means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the option to be exchanged for shares of Common Stock.

          (q) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the average of the high and low bid prices of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the New York Stock Exchange ("NYSE") (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. If the Common Stock is not traded on the NASDAQ or the NYSE, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith.

          (r)    "Holding Company" means Ocean Financial Corp.

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          (s)    "Incentive Stock Option" means an Option granted by the
Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 7 hereof and is intended to be such under Section 422 of the Code.

          (t) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 8 hereof.

          (u) "Non-statutory Stock Option" means an Option to a Participant pursuant to Section 6 hereof, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee as a Non-statutory Stock Option or which is designated an Incentive Stock Option under
Section 7 hereof, but does not meet the requirements of such under Section 422 of the Code.

          (v) "Option" means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Section 6 or 7 hereof.

          (w) "Outside Director" means a member of the Board of Directors or a Director Emeritus of the Holding Company or its Affiliates, who is not also an Employee.

          (x) "Outside Director Participant" means an Outside Director who holds an outstanding Award under the terms of the Plan.

          (y) "Participant(s)" means collectively an Employee Participant and/or an Outside Director Participant who hold(s) outstanding Awards under the terms of the Plan.

          (z) "Performance Goal" is a specific condition or goal which may be set by the Committee as a prerequisite to the vesting of a Stock Award in accordance with Section 9(b) hereof.

          (aa) "Retirement" with respect to an Employee Participant means termination of employment which constitutes retirement under any tax qualified plan maintained by the Bank. However, "Retirement" will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve as a consultant to or on the Board of Directors of the Holding Company or its Affiliates even if such Participant is receiving retirement benefits under any retirement plan of the Holding Company or its Affiliates. With respect to an Outside Director Participant, "Retirement" means the termination of service from the Board of Directors of the Holding Company or its Affiliates following written notice to the Board as a whole of such Outside Director's intention to retire, except that an Outside Director Participant shall not be deemed to have "retired" for purposes of the Plan in the event he continues to serve as a consultant to the Board or as an advisory director or director emeritus, including pursuant to any retirement plan of the Holding Company or the Bank.

          (bb) "Stock Awards" are Awards of Common Stock which may vest immediately or over a period of time. Vesting of Stock Awards under Section 9 hereof may be contingent upon the occurrence of specified events or the attainment of specified performance goals as determined by the Committee.

          (cc) "Termination for Cause" shall mean, in the case of a Director, removal from the Board of Directors, or, in the case of an Employee, termination of employment, in both such cases as determined by the Board of Directors, because of Participant's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or in the case of an employee without a written employment agreement with the Bank or Holding Company, any other grounds provided for under employment policies of the Bank or Holding Company in effect at the Effective Date or as amended from time to time.

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          (dd)   "Trust" means a trust established by the Board in connection with this Plan to hold Plan assets for the purposes set forth herein.

          (ee) "Trustee" means that person or persons and entity or entities approved by the Board to hold legal title to any of the Trust assets for the purposes set forth herein.

2.        ADMINISTRATION.
          --------------

          (a)    The Plan shall be administered by the Committee.  The
Committee is authorized, subject to the provisions of the Plan, to grant awards to Employees and establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Employee Participants and Outside Director Participants in the Plan and on their legal representatives and beneficiaries.

          (b) Awards to Outside Directors of the Holding Company or its Affiliates shall be granted by the Board of Directors or the Committee, pursuant to the terms of this Plan.

          (c) Actual transference of the Award requires no, nor allows any, discretion by the Trustee.

3.        TYPES OF AWARDS AND RELATED RIGHTS.
          -----------------------------------

          The following Awards and related rights as described below in Paragraphs 6 through 12 hereof may be granted under the Plan:

          (a)  Non-statutory Stock Options
          (b)  Incentive Stock Options
          (c)  Limited Rights
          (d)  Stock Awards

4.        STOCK SUBJECT TO THE PLAN.
          -------------------------

          Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Common Stock reserved for Awards under the Plan is 1,174,330 shares which number may not be in excess of 14 % of the outstanding shares of the Common Stock determined immediately as of the Effective Date. Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Common Stock reserved hereby for purchase pursuant to the exercise of Options and Option-related Awards granted under the Plan is 838,807 shares, which number may not be in excess of 10% of the outstanding shares of Common Stock as of the Effective Date. The maximum number of the shares of Common Stock reserved for award as Stock Awards is 335,523 shares, which number is not in excess of 4% of the outstanding shares of Common Stock as of the Effective Date. These shares of Common Stock may be either authorized but unissued shares or authorized shares previously issued and reacquired by the Holding Company. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire, or are forfeited without having been exercised (or in cases where a Limited Right has been granted in connection with an option, the amount of such Limited Right received in lieu of the exercise of such option), new Awards may be made with respect to those shares underlying such terminated, expired or forfeited Options or Stock Awards.

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5.        ELIGIBILITY.
          -----------

          Subject to the terms herein, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6.        NON-STATUTORY STOCK OPTIONS.
          ---------------------------

          The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Non-statutory Stock Options to Employees and Outside Directors, upon such terms and conditions as the Committee may determine. Further, subject to receipt of stockholder approval, the Committee may grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan under such terms and conditions as the Committee may determine. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

          (a)    Exercise Price.  The Exercise Price of each Non-statutory Stock
                 --------------
Option shall be determined by the Committee, and once determined and documented in an NSO Agreement, may not be revised without stockholder approval or in accordance with Section 15 hereof. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Holding Company's Common Stock on the Date of Grant. Shares of Common Stock underlying a Non-statutory Stock Option may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 11 hereof.

          (b)    Terms of Non-statutory Stock Options.  The term during which
                 ------------------------------------
each Non-statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable. The shares of Common Stock underlying each Non-statutory Stock Option installment may be purchased in whole or in part by the Participant at any time during the term of such Non-statutory Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option may be exercised in whole or in part. The acceleration of any Non-statutory Stock Option under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options. Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Non-statutory Stock Option is not transferable and may be exercisable in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Non-statutory Stock Option is transferable by will or the laws of descent and distribution.

          (c)    NSO Agreement.  The terms and conditions of any Non-statutory
                 --------------
Stock Option granted shall be evidenced by an agreement (the "NSO Agreement") which shall be subject to the terms and conditions of the Plan.

          (d)    Termination of Employment or Service.   Unless otherwise
                 ------------------------------------
determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of termination of the Participant's employment or service for Disability or death, all Non-statutory Stock Options held by such Participant shall immediately vest and be exercisable for one year after such termination of service, and, in the event of a

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

Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire immediately upon such Termination for Cause.

          (e)    Change in Control.  Unless otherwise determined by the
                 -----------------
Committee, and notwithstanding any other provision of the Plan, in the event of a Change in Control, all Non-statutory Stock Options held by the Participant, whether or not vested at such time, shall become vested to the Participant or his legal representatives or beneficiaries upon the Change in Control.

7.        INCENTIVE STOCK OPTIONS.
          -----------------------

          The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Incentive Stock Options to Employees upon such terms and conditions as the Committee may determine. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

          (a)    Exercise Price.  The Exercise Price of each Incentive Stock
                 --------------
Option shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to an Employee Participant, such Employee Participant owns Common Stock representing more than 10% of the total combined voting securities of the Holding Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Holding Company, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee Participant, or by or for any corporation, partnership, estate or trust of which such Employee Participant is a shareholder, partner or beneficiary) ("10% Owner"), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 11 hereof.

          (b)    Amounts of Incentive Stock Options.  Incentive Stock Options
                 ----------------------------------
may be granted to any Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Employee Participant during any calendar year (under all plans of the Employee Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an Award of an Incentive Stock Option under this Section 7 exceeds this $100,000 limit, the portion of the Award in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Options granted as Incentive Stock Options as Non-Statutory Stock Options. Such Non-statutory Stock Options shall be subject to Section 6 hereof.

          (c)    Terms of Incentive Stock Options.  The term during which each
                 --------------------------------
Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee Participant who is a 10% Owner, the Incentive Stock Option granted to such Employee Participant shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option is transferable except by will or the laws of descent and distribution and is exercisable in his or her lifetime only by the Employee Participant to whom it is granted. The designation of a beneficiary does not constitute a transfer.

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

          The Committee shall determine the date on which each Incentive Stock Option shall become exercisable. The shares comprising each installment of the Incentive Stock Option may be purchased in whole or in part at any time during the term of such Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part. The acceleration of any Incentive Stock Option under the authority of this paragraph shall not create a right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

          (d)    ISO Agreement.  The terms and conditions of any Incentive Stock
                 -------------
Option granted shall be evidenced by an agreement (the "ISO Agreement") which shall be subject to the terms and conditions of the Plan.

          (e)    Termination of Employment.  Unless otherwise determined by the
                 -------------------------
Committee, upon the termination of an Employee Participant's employment for any reason other than Disability, death or Termination for Cause, the Employee Participant's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provision set forth herein or contained in any ISO Agreement relating to an award of an Incentive Stock Option, in the event of termination of the Employee Participant's employment for Disability or death, all Incentive Stock Options held by such Employee Participant shall immediately vest and be exercisable for one year after such termination, and, in the event of Termination for Cause, all rights under the Employee Participant's Incentive Stock Options shall expire immediately upon termination. No Incentive Stock Option shall be eligible for treatment as an Incentive Stock Option in the event such Incentive Stock Option is exercised more than three months following the date of Participant's cessation of employment. In no event shall an Incentive Stock Option be exercisable beyond the expiration of the Incentive Stock Option term.

          (f)    Change in Control.  Unless otherwise determined by the
                 -----------------
Committee, and notwithstanding any other provision of the Plan, in the event of a Change in Control, all Incentive Stock Options held by the Participant, whether or not vested at such time, shall become vested to the Participant or his legal representatives or beneficiaries upon the Change in Control.

          (g)    Compliance with Code.  The Incentive Stock Options granted
                 --------------------
under this Section 7 are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, but the Holding Company makes no warranty as to the qualification of any Option as an incentive stock option within the meaning of Section 422 of the Code. All Options that do not so qualify shall be treated as Non-statutory Stock Options.

8.        LIMITED RIGHT.
          -------------

          Simultaneously with the grant of any Option to an Employee or Outside Director, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

          (a)    Terms of Rights.  In no event shall a Limited Right be
                 ---------------
exercisable in whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control that is not to be accounted for as a pooling of interests or in the event the Holding Company's independent auditors opine that the exercise of such Limited Rights would not adversely affect the accounting treatment intended for the Change in Control.

          The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

          Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the purchase price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

          (b)    Payment.  Upon exercise of a Limited Right, the holder shall
                 -------
promptly receive from the Holding Company an amount of cash equal to the difference between the Exercise Price of the underlying option and the Fair Market Value of the Common Stock subject to the underlying Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is exercised. Payments shall be less any applicable tax withholding as set forth in Section 16 hereof.

9.        STOCK AWARD.
          -----------

          The Committee may, subject to the limitations of the Plan, from time to time, make an Award of shares of Common Stock to Employees and Outside Directors ("Stock Awards"). The Stock Awards shall be made subject to the following terms and conditions:

          (a)    Payment of the Stock Award.  The Stock Award may only be made
                 --------------------------
in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan but unawarded at the time the new Stock Award is made.

          (b)    Terms of the Stock Awards.  The Committee shall determine the
                 -------------------------
dates on which Stock Awards granted to a Participant shall vest and any specific conditions or performance goals which must be satisfied prior to the vesting of any installment or portion of the Stock Award. Notwithstanding other paragraphs in this Section 9, the Committee may, in its sole discretion, accelerate the vesting of any Stock Award. The acceleration of any Stock Award under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Stock Awards.

          (c)    Stock Award Agreement. The terms and conditions of any Stock
                 ---------------------
Award shall be evidenced by an agreement (the "Stock Award Agreement") which such Stock Award Agreement will be subject to the terms and conditions of the Plan. Each Stock Award Agreement shall set forth:

                 (i)    the period over which the Stock Award will vest;

                 (ii) the performance goals, if any, which must be satisfied prior to the vesting of any installment or portion of the Stock Award. The performance goals may be set by the Committee on an individual level, for all Participants, for all Awards made during a given period of time, or for all Awards for indefinite periods;

          (d)    Certification of Attainment of the Performance Goal.  No Stock
                 ---------------------------------------------------
Award of portion thereof that is subject to a performance goal is to be distributed to an Employee Participant until the Committee certifies that the underlying performance goal has been achieved, or in the case of an Outside Director Participant, until an independent third party presents a certification to the Board of Directors that the underlying performance goal associated with a Stock Award has been achieved.

          (e)    Termination of Employment or Service.  Unless otherwise
                 ------------------------------------
determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's unvested Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant, including any portion of a Stock Award subject to a performance goal, shall immediately vest and, in the event of the Participant's Termination for Cause, the Participant's unvested Stock Awards as of the date of such termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

          (f)    Change in Control.  Unless otherwise determined by the
                 -----------------
Committee, and notwithstanding any other provision of the Plan, in the event of a Change in Control, all Stock Awards held by the Participant, whether or not vested at such time, shall become vested to the Participant or his legal representatives or beneficiaries upon the Change in Control.

          (g)    Non-Transferability.  Except to the extent permitted by the
                 -------------------
Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                 (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                 (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary does not constitute a transfer.

                 (iii) If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Stock Award Agreement), be sold or otherwise disposed of within six months following the date of grant of the Stock Award .

          (h)    Accrual of Dividends.  Whenever shares of Common Stock
                 --------------------
underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends or distributions (other than distributions in shares of Common Stock) and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out.

          (i)    Voting of Stock Awards.  After a Stock Award has been granted,
                 ----------------------
but for which the shares covered by such Stock Award have not yet been earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to direct the Trustee as to the voting of such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed the voting, shall be voted by the Trustee in the same proportion as the Common Stock covered by Stock Awards which have been awarded is voted.

10.       PAYOUT ALTERNATIVES
          -------------------

          Payments due to a Participant upon the exercise or redemption of an Award, may be made subject to the following terms and conditions:

          (a)    Discretion of the Committee.  The Committee has the sole
                 ---------------------------
discretion to determine what form of payment (whether monetary, Common Stock, a combination of payout alternatives or otherwise) it shall use in making distributions of payments for all Awards. If the Committee requests any or all Participants to make an election as to form of distribution or payment, it shall not be considered bound by the election.

          (b)    Payment in the form of Common Stock.  Any shares of Common
                 -----------------------------------
Stock tendered in satisfaction of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the issuance of such stock to the Participant.

11.       ALTERNATE OPTION PAYMENT MECHANISM
          ----------------------------------

          The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the ISO or NSO Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

          (a)    Cash Payment.  The exercise price may be paid in cash or by
                 ------------
certified check.

          (b)    Borrowed Funds.  To the extent permitted by law, the Committee
                 --------------
may portion of the exercise price of an Option to be paid through borrowed funds.

          (c)    Exchange of Common Stock.
                 ------------------------

                 (i) The Committee may permit payment by the tendering of previously acquired shares of Common Stock. This includes the use of "pyramiding transactions" whereby some number of Options are exercised; then the shares gained through the exercise are tendered back to the Holding Company as payment for a greater number of Options. This transaction may be repeated as needed to exercise all of the Options available .

                 (ii) Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

12.       RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY.
          -------------------------------------------

          No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ or service of the Holding Company or its Affiliates or interferes in any way with the right of the Holding Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

          Except as permitted under the Code (with respect to Incentive Stock Options) and the rules promulgated pursuant to Section 16(b) of the Exchange Act or any successor statutes or rules, no Award under the Plan shall be transferable by the Participant other than by will or the laws of intestate succession or pursuant to a domestic relations order or unless determined otherwise by the Committee.

13.       AGREEMENT WITH GRANTEES.
          -----------------------

          Each Award will be evidenced by a written agreement(s) (whether constituting an NSO Agreement, ISO Agreement, Stock Award Agreement or any combination thereof), executed by the Participant and the Holding Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the Exercise Price if any, the terms or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Committee, or the Board of Directors, and may describe or specify tax law considerations or applicable securities law considerations.

14.       DESIGNATION OF BENEFICIARY.
          --------------------------

          A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

15.       DILUTION AND OTHER ADJUSTMENTS.
          ------------------------------

          In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event a capital distribution is made, the Committee will make such adjustments to Awards to prevent dilution, diminution or enlargement of the rights of the Participant, as the Committee deems appropriate, including any or all of the following:

          (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

          (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

          (c) adjustments in the exercise price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

          Alternatively, the Committee could provide the participant with a cash benefit for shares underlying vested, but unexercised options, in order to achieve the aforementioned effect. All awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

16.       TAX WITHHOLDING.
          ---------------

          Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. Any withholding shall comply with Rule 16b-3 or any amendment or successor rule. Shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Participant and such shares shall be considered to have been awarded and forfeited.

17.       AMENDMENT OF THE PLAN.
          ---------------------

          The Board of Directors may at any time, and from time to time, subject to applicable rules and regulations and shareholder approval when required under the Plan, modify or amend the Plan, or any Award granted under the Plan, in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.

          Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification, or as otherwise determined by the Board of Directors. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

          No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

18.       EFFECTIVE DATE OF PLAN.
          ----------------------

          The Plan became effective on February 4, 1997. All amendments are effective upon approval by the Board of Directors, subject to shareholder ratification when specifically required under the Plan.

19.       TERMINATION OF THE PLAN.
          -----------------------

          The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.       APPLICABLE LAW.
          --------------

          The Plan will be administered in accordance with the laws of the State of Delaware and applicable federal law.

21.       DELEGATION OF AUTHORITY
          -----------------------

          The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Award agreements; the determination of Fair Market Value; and the determination of all other aspects of administration of the Plan to the executive officer(s) of the Holding Company or the Bank. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or the Bank for determinations to be made pursuant to the Plan, including the attainment of performance goals. However, only the Committee or a portion of the Committee may certify the attainment of a performance goal.
          IN WITNESS WHEREOF, the Holding Company has established this Plan to be executed by its duly authorized executive officer and the corporate seal to be affixed and duly attested, effective as of the 18th day of February, 1998.


[CORPORATE SEAL]                              OCEAN FINANCIAL CORP.


October 21, 1998                             By:  /s/ John R. Garbarino
----------------                               -----------------------------
     Date                                         Chairman of the Board

ADOPTED BY THE BOARD OF DIRECTORS:


October 21, 1998                             By:  /s/ John K. Kelly
----------------                               -----------------------------
     Date                                         Corporate Secretary